FRANKLIN MUTUAL SERIES FUND INC.
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.        DESCRIPTION                             LOCATION

EX-99.B1(i)        Form of Amendment to Articles of        *
                   Incorporation

EX-99.B1(ii)       Articles Supplementary Creating Mutual  *
                   Discovery Fund

EX-99.B1(iii)      Articles Supplementary Increasing       *
                   Authorized Shares

EX-99.B2(i)        By-Laws                                 *

EX-99.B5(i)        Investment Advisory Agreement between   Attached
                   Franklin Mutual Advisers, Inc., and
                   the Registrant on behalf of Mutual
                   Shares Series Fund

EX-99.B5(ii)       Investment Advisory Agreement between   Attached
                   Franklin Mutual Advisers, Inc., and
                   the Registrant on behalf of Mutual
                   Qualified Fund

EX-99.B5(iii)      Investment Advisory Agreement between   Attached
                   Franklin Mutual Advisers, Inc., and
                   the Registrant on behalf of Mutual
                   Beacon Fund

EX-99.B5(iv)       Investment Advisory Agreement between   Attached
                   Franklin Mutual Advisers, Inc., and
                   the Registrant on behalf of Mutual
                   Discovery Fund

EX-99.B5(v)        Investment Advisory Agreement between   Attached
                   Franklin Mutual Advisers, Inc., and
                   the Registrant on behalf of Mutual
                   European Fund

EX-99.6(i)         Form of Distribution Agreement between  **
                   Registrant and Franklin/Templeton
                   Distributors, Inc.

EX-99.6(ii)        Form of Dealer Agreement between the    **
                   Registrant and Franklin/Templeton
                   Distributors, Inc.

EX-99.B8(i)        Custodian Agreement between the         *
                   Registrant and State Street Bank

EX-99.B10(i)       Form of Opinion and Consent of          *
                   Skadden, Arps, Slate, Meagher & Flom
                   as to Tax Matters

EX-99.B10(ii)      Opinion and Consent of Miles and        *
                   Stockbridge as to legality

EX-99.B10(iii)     Opinion and Consent of Skadden, Arps,   *
                   Slate, Meagher & Flom as to Tax Matters

EX-99.B11(i)       Consent of Ernst & Young L.L.P.         Attached

EX-99.B13(i)       Form of Letter of Understanding         *
                   regarding Mutual Shares Fund Inc.

EX-99.B14(i)       Copy of Model Retirement Plan           **

EX-99.B14(ii)      Model 403(b)(7) Plan                    *

EX-99.B14(iii)     Model SEP-IRA Plan                      *

EX-99.B14(iv)      Model Fund Sponsored Plan               *

EX-99.B14(v)       Model IRA Plan                          *

EX-99.B14(vi)      Model IRA Plan Amendment                *

EX-99.B15(i)       Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on
                   behalf of Mutual Shares
                   Fund - Class I

EX-99.B15(ii)      Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on
                   behalf of Mutual Qualified
                   Fund - Class I

EX-99.B15(iii)     Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on
                   behalf of Mutual Beacon
                   Fund - Class I

EX-99.B15(iv)      Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on
                   behalf of Mutual Discovery Fund - Class I

EX-99.B15(v)       Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on
                   behalf of Mutual European
                   Fund - Class I

EX-99.B15(vi)      Distribution Plan pursuant to Rule      Attached
                   12b-1 between the Registrant on
                   behalf of All Series - Class II

EX-99.B16(i)       Schedule for Computation of             **
                   Performance Quotations

EX-99.B18(i)       Form of Multiple Class Plan             **

*  Previously filed
**Incorporated by reference